UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐             Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

On April 9, 2020, Fossil Group, Inc. (the “Company”) announced that, effective immediately, Jeffrey N. Boyer, who has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since October 2017, has been appointed to the additional role of Chief Operating Officer.
Mr. Boyer, 61, has extensive management experience, having previously served on the Company’s Board of Directors from December 2007 until October 2017 and, prior to joining the Company, held a number of executive level roles at consumer product and retail companies, including serving as Executive Vice President and Chief Financial Officer for Pier 1 Imports, Inc. from June 2015 to October 2017.
In connection with the appointment of Mr. Boyer to Chief Operating Officer, Mr. Boyer will receive a grant of 50,000 restricted stock units pursuant to the Company’s 2016 Long Term Incentive Plan. The award will vest in full on April 15, 2023, provided that Mr. Boyer is continuously employed by the Company through such date.
Mr. Boyer is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.
On April 9, 2020, the Company posted a press release announcing the appointment of Mr. Boyer to Chief Operating Officer. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description
99.1	Press Release, dated April 9, 2020, announcing the appointment of Jeffrey N. Boyer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2020

FOSSIL GROUP, INC.

	By:	/s/ JEFFREY N. BOYER
	Name:	Jeffrey N. Boyer
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer